RISKS AND UNCERTAINTIES	12 Months Ended
Dec. 31, 2025
North America 401(k) Savings Plan
RISKS AND UNCERTAINTIES
RISKS AND UNCERTAINTIES

9.          RISKS AND UNCERTAINTIES

The Plan provides for various investment options in any combination of collective investment funds, stable value separate account, mutual funds and ADRs representing shares of Fresenius Medical Care AG (see Note 3), the parent company of the Plan Sponsor. Additionally, Plan participants can invest in a wide array of securities through a plan level brokerage account. Such investments are exposed to various risks, such as interest rate, market, and credit risks. Due to such risks, it is at least reasonably possible that changes in market values, interest rates or other factors in the near term would materially affect participants’ account balances and the amounts reported in the statements of net assets available for benefits.